                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group     CASE NUMBER: 01-14645-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                        For the Month Ending May 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                  $  303,514.18

RECEIPTS:
     1. Receipts from Operations                                                   $  176,896.47
         Receipts from Operations (Received by Parent or Affiliates)               $   35,329.85
     2. Other Receipts                                                             $          --
         Other Receipts (Received by Parent or Affiliates)                         $      255.19
                                                                                   -------------

TOTAL RECEIPTS                                                                     $  212,481.51
Less:  Receipts received by Parent or Affiliates                                   $  (35,585.04)
                                                                                   -------------
ADJUSTED TOTAL RECEIPTS                                                            $  176,896.47

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $          --
         b. Others (Paid by Parent or Affiliate)                                   $   38,396.45
     4. Taxes
         a. Federal Income Taxes (Paid by Parent or Affiliate)                     $    8,918.28
         b. FICA Withholdings (Paid by Parent or Affiliate)                        $    3,955.02
         c. Employee's withholdings                                                $          --
         d. Employer's FICA (Paid by Parent or Affiliate)                          $    3,832.67
         e. Federal Unemployment Taxes (Paid by Parent or Affiliate)               $       33.23
         f. State Income Tax (Paid by Parent or Affiliate)                         $      477.83
         g. State Employee withholdings                                            $          --
         h. All other state taxes (Paid by Parent or Affiliate)                    $        9.85

     5. Necessary Expenses
         a. Rent or mortgage payment(s) (Paid by Affiliate)                        $   12,784.41
         b. Utilities                                                              $      576.24
         c. Insurance (Paid by Parent or Affiliate)                                $    1,980.48
         d. Merchandise bought for manufacture or sell                             $          --
         e. Other necessary expenses
             Employee Expenses                                                     $      619.42
             Temporary Help                                                        $    2,970.00
             WorldCom (Paid by Parent or Affiliate)                                $7,250,000.00
                                                                                   -------------

TOTAL DISBURSEMENTS                                                                $7,324,553.88
Less:  Disbursements paid by Parent or Affiliates                                  $(7,320,388.22)
                                                                                   -------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $    4,165.66

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $  172,730.81

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                            $   11,310.00
                                                                                   -------------

ENDING BALANCE IN Bank of America 3751607047                                       $    5,661.25
ENDING BALANCE IN Bank of America 3751567556                                       $  155,711.82
ENDING BALANCE IN Bank of America 2591500124                                       $  279,781.10
ENDING BALANCE IN 00-2662-5 Bank West                                              $    1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                               $      383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                               $    1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                       $   31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                       $    7,582.95
ENDING BALANCE IN Bank of the West                                                 $       39.06
ENDING BALANCE IN Mexico Bills                                                     $       35.87
ENDING BALANCE IN Merrill Lynch                                                    $    4,876.15

                                                                                   -------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $  487,554.99
                                                                                   =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group     CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                        For the Month Ending May 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047


     DATE RECEIVED                                      DESCRIPTION                                           AMOUNT
     -------------                                      -----------                                           ------
Receipts from Operations:
        05/22/01                                       Robert L. Shaw                                       $  37.54
        05/22/01                                       Frank J. Moore                                       $  60.87
        05/24/01                                  Combined Networks, Inc.                                   $ 143.08
        05/24/01                                    Carnlee Collins, Jr.                                    $   1.88
        05/24/01                                       James L. Brey                                        $   2.45
        05/29/01                                        Gary Balazs                                         $  30.08
        05/29/01                                       L. E. Jackson                                        $  43.57
        05/29/01                                    Ersmark Capital Corp                                    $  91.78
                                                                                                            --------
                                                                                       TOTAL                $ 411.25
                                                                                                            ========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                        For the Month Ending May 31, 2001

Bank:                    Bank of America
Location:                Dallas, Texas
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


     DATE RECEIVED                                      DESCRIPTION                                     AMOUNT
     -------------                                      -----------                                     ------
Receipts from Operations:
        04/30/01                                           Webway                                    $     159.40
        05/09/01                                           Vartec                                    $ 175,983.88
        05/09/01                                           Webway                                    $     133.16
        05/14/01                                           Webway                                    $     208.78
                                                                                                     ------------
                                                                                              Total  $ 176,485.22
                                                                                                     ============


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group     CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                        For the Month Ending May 31, 2001




  DEPOSITED IN AFFILIATE'S BANK ACCOUNT (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)

                                WHERE
      DATE RECEIVED           DEPOSITED              DESCRIPTION                                        AMOUNT
      -------------           ---------              -----------                                        ------
Receipts from Operations:
        04/26/01                 FCI         Norbel Telecom, Inc. (Primetec)                          $  5,734.76
        05/02/01                 FCI         Huntington Market (Primetec)                             $ 29,595.09
                                                                                                      -----------

                                                                                                      $ 35,329.85



Other Receipts:
        05/15/01                 FCI         State of Nevada - Cash Bond Refund (Resurgens)           $    255.19
                                                                                                      -----------

                                                                                                      $    255.19
                                                                                                      -----------

Total receipts deposited to affiliate's bank account                                                  $ 35,585.04
                                                                                                      ===========

Parent and Affiliate Abbreviations:
                     WAXS   World Access, Inc.
                     WATP   WA Telecom Products Co., Inc.
                      FCI   Facilicom International, LLC
                      WxC   WorldxChange Communications, Inc.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                        For the Month Ending May 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047


     DATE DISBURSED           CHECK NUMBER              DESCRIPTION                        AMOUNT
     --------------           ------------              -----------                       ----------
        05/07/01              0000000024                Scott Banks                       $ 2,250.00
                                                                                          ----------
                                                                                    Total $ 2,250.00
                                                                                          ==========


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group    CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                        For the Month Ending May 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


     DATE DISBURSED           CHECK NUMBER                DESCRIPTION                     AMOUNT
     --------------           ------------                -----------                   ----------
        05/24/01               0000000342               J.N. RIC KNIGHT                 $   619.42
        05/24/01               0000000343              SOUTHWESTERN BELL                $   576.24
        05/24/01               0000000344                LINDA GILMORE                  $   720.00
                                                                                        ----------
                                                                                  Total $ 1,915.66
                                                                                        ==========


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group     CASE NUMBER: 01-14645-SPS

                For the Month Ending May 31, 2001

STATEMENT OF INVENTORY

    Beginning Inventory               $         --
    Add: purchases                    $         --
    Less: goods sold                  $         --
                                      ------------
                                                --
    Ending inventory                  $         --
                                      ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period     $  51,747.58
    Payroll taxes due but unpaid      $         --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                      DATE REGULAR           AMOUNT OF                 NUMBER OF                  AMOUNT OF
    NAME OF CREDITOR/LESSOR          PAYMENT IS DUE       REGULAR PAYMENT         PAYMENTS DELINQUENT         PAYMENTS DELINQUENT
    -----------------------          --------------       ----------------        --------------------        -------------------
    Waterton Printers Square*           5/1/2001             $ 12,784.41                   0                       $        --
    One Wilshire Arcade                 5/1/2001             $ 24,965.68                   1                       $ 24,965.68

* Payment made by affiliate, Facilicom International, LLC. On behalf of Debtor.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group     CASE NUMBER: 01-14645-SPS

                        For the Month Ending May 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                         3RD PARTY                INTERCOMPANY                    TOTAL
                                                         ---------------           ---------------             ---------------
         Beginning of month balance                      $ 95,038,439.05           $            --             $ 95,038,439.05
         Add: sales on account                           $ 11,364,603.58           $            --             $ 11,364,603.58
         Add: customer credits                           $            --           $            --             $            --
         Add: intercompany activity                      $    (35,329.85)          $     35,585.04             $        255.19
         Less: collections                               $   (176,896.47)          $            --             $   (176,896.47)
         Less: offsets                                   $            --           $            --             $            --
         Less: application of customer deposits          $            --           $            --             $            --
                                                         ---------------           ---------------             ---------------
         End of month balance                            $106,190,816.31           $     35,585.04             $106,226,401.35
                                                         ===============           ===============             ===============

       0-30 Days               31-60 Days                  61-90 Days                 Over 90 Days            End of Month Total
       ---------               ----------                  ----------                 ------------            ------------------
   $ 4,958,530.17            $ 11,017,928.96             $ 19,391,494.13           $ 70,822,863.05             $106,190,816.31


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                            3RD PARTY               INTERCOMPANY                    TOTAL
                                                         ---------------           --------------              --------------
         Beginning of month balance                      $            --           $           --              $           --
         Add: sales on account                           $  7,717,299.89           $           --              $ 7,717,299.89
         Add: intercompany activity
           Expenses paid directly by Parent or Affiliate $ (7,320,388.22)          $ 7,320,388.22              $           --
           Net cash advanced by Parent or Affiliate      $            --           $    11,310.00              $    11,310.00
           Credit extended by Parent or Affiliate        $            --           $    99,402.02              $    99,402.02
           Amounts collected on behalf of Affiliate      $            --           $           --              $           --
         Less: payments                                  $     (4,165.66)          $           --              $    (4,165.66)
                                                         ---------------           --------------              --------------
         End of month balance                            $    392,746.01           $ 7,431,100.24              $ 7,823,846.25
                                                         ===============           ==============              ==============

       0-30 Days               31-60 Days                   61-90 Days                Over 90 Days            End of Month Total
       ---------               ----------                   ----------                ------------            ------------------
   $ 392,746.01              $         --                $          --             $            --             $   392,746.01


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of May 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,600,608.


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

       For The Month Ending: May 31, 2001


                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes                 Yes (X)        No ( )

       2.   FICA withholdings                    Yes (X)        No ( )

       3.   Employee's withholdings              Yes (X)        No ( )

       4.   Employer's FICA                      Yes (X)        No ( )

       5.   Federal unemployment taxes           Yes (X)        No ( )

       6.   State income tax                     Yes (X)        No ( )

       7.   State employee withholdings          Yes (X)        No ( )

       8.   All other state taxes                See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                           /s/ Henry C. Lyon
                                           ------------------------------------
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer


                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

            AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending June 30, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                               $487,554.99

RECEIPTS:
     1. Receipts from Operations                                                $136,069.97
         Receipts from Operations (Received by Parent or Affiliates)            $  2,909.64
     2. Other Receipts                                                          $    185.26
         Other Receipts (Received by Parent or Affiliates)                      $ 50,604.81
                                                                                -----------

TOTAL RECEIPTS                                                                  $189,769.68
Less:  Receipts received by Parent or Affiliates                                $(53,514.45)
                                                                                -----------
ADJUSTED TOTAL RECEIPTS                                                         $136,255.23

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $        --
         b. Others (Paid by Parent or Affiliate)                                $        --
     4. Taxes
         a. Federal Income Taxes (Paid by Parent or Affiliate)                  $        --
         b. FICA Withholdings (Paid by Parent or Affiliate)                     $        --
         c. Employee's withholdings                                             $        --
         d. Employer's FICA (Paid by Parent or Affiliate)                       $        --
         e. Federal Unemployment Taxes (Paid by Parent or Affiliate)            $        --
         f. State Income Tax                                                    $        --
         g. State Employee withholdings                                         $        --
         h. All other state taxes (Paid by Parent or Affiliate)                 $        --

     5. Necessary Expenses
         a. Rent or mortgage payment(s) (Paid by Affiliate)                     $ 12,784.41
         b. Utilities                                                           $        --
         c. Insurance (Paid by Parent or Affiliate)                             $     56.93
         d. Merchandise bought for manufacture or sell                          $        --
         e. Other necessary expenses
             Employee Expenses                                                  $        --
             Temporary Help                                                     $        --
             WorldCom (Paid by Parent or Affiliate)                             $        --
                                                                                -----------

TOTAL DISBURSEMENTS                                                             $ 12,841.34
Less Disbursements paid by Parent or Affiliates                                 $ 12,841.34
                                                                                -----------
ADJUSTED TOTAL DISBURSEMENTS                                                    $        --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $136,255.23

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $        --
                                                                                -----------

ENDING BALANCE IN Bank of America 3751607047                                    $  6,487.49
ENDING BALANCE IN Bank of America 3751567556                                    $291,140.81
ENDING BALANCE IN Bank of America 2591500124                                    $279,781.10
ENDING BALANCE IN 00-2662-5 Bank West                                           $  1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                            $    383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                            $  1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                    $ 31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                    $  7,582.95
ENDING BALANCE IN Bank of the West                                              $     39.06
ENDING BALANCE IN Mexico Bills                                                  $     35.87
ENDING BALANCE IN Merrill Lynch                                                 $  4,876.15

                                                                                -----------
ENDING BALANCE IN ALL ACCOUNTS                                                  $623,810.22
                                                                                ===========


                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending June 30, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047


    DATE RECEIVED                                DESCRIPTION                            AMOUNT
    -------------                                -----------                            ------

Receipts from Operations:
        06/04/01                     Thompson Print Solutions                          $334.26
        06/04/01                     Little Elm Independent School District            $343.32
        06/04/01                     Stephen R. Mathers                                $ 57.69
        06/08/01                     Sandra Replogle                                   $  5.64
        06/08/01                     Gunter First Baptist Church                       $  8.85
        06/08/01                     James W. Fry                                      $ 35.45
        06/13/01                     Weilbacher & Associates P.C.                      $  2.08
        06/13/01                     Garner Ministries                                 $ 13.35
        06/22/01                     SNAP Auto Parts, Inc., #4                         $ 25.60
                                                                                       -------
                                                                                       $826.24
                                                                                       =======


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending June 30, 2001

Bank:                    Bank of America
Location:                Dallas, Texas
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


    DATE RECEIVED                            DESCRIPTION                               AMOUNT
    -------------                            -----------                               ------

Receipts from Operations:
        06/05/01                     Webway Communications LLC                       $     73.16
        06/08/01                     Norbel Telecom Inc.                             $    686.28
        06/13/01                     VarTec                                          $134,484.29
                                                                                     -----------
                                                                               Total $135,243.73


Other Receipts:
        06/28/01                     SBC Communications, Inc. Refund                 $    185.26
                                                                                     -----------
                                                                               Total $    185.26
                                                                                     -----------

                                                                                     $135,428.99
                                                                                     ===========


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending June 30, 2001


 DEPOSITED IN AFFILIATE'S BANK ACCOUNT (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)


                                 WHERE
      DATE RECEIVED             DEPOSITED                        DESCRIPTION                                        AMOUNT
      -------------             ---------                        -----------                                        ------

Receipts from Operations:
        06/05/01                   FCI           Creative Paper Products (Comm/Net customer)                      $   114.38
        06/05/01                   FCI           JCJ Marketing by Design (Comm/Net customer)                      $   338.50
        06/07/01                   FCI           Huntington (Primetec customer)                                   $ 2,456.76
                                                                                                                  ----------

                                                                                                                  $ 2,909.64

    Other Receipts:
        06/15/01                   FCI           Comservices Corp (Sale of Comm/Net Equipment)                    $ 2,500.00
        06/15/01                   FCI           Telecom Recyclers, Inc. (Sale of Primetec Equipment)             $23,000.00
        06/15/01                   FCI           Telecom Recyclers, Inc. (Sale of Resurgens Equipment)            $25,000.00
        06/01/01                   WAXS          State of Connecticut (Employer P/R Tax Refund-Comm/Net)          $    64.01
        06/01/01                   WAXS          U.S. Treasury (Employer P/R Tax Refund-Comm/Net)                 $     1.60
        06/01/01                   WAXS          U.S. Treasury (Fed Excise Tax Refund-Comm/Net)                   $    24.32
        06/01/01                   WAXS          U.S. Treasury (Fed Excise Tax Refund-Comm/Net)                   $    14.88
                                                                                                                  ----------

                                                                                                                  $50,604.81
                                                                                                                  ----------

Total receipts deposited to affiliate's bank account                                                              $53,514.45
                                                                                                                  ==========

Parent and Affiliate Abbreviations:
         WAXS     World Access, Inc.
         WATP     WA Telecom Products Co., Inc.
         FCI      Facilicom International, LLC
         WxC      WorldxChange Communications, Inc.


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending June 30, 2001


STATEMENT OF INVENTORY
    Beginning Inventory                      $    --
    Add: purchases                           $    --
    Less: goods sold                         $    --
                                             -------
    Ending inventory                         $    --
                                             =======

PAYROLL INFORMATION STATEMENT
    Gross payroll for this period            $    --
    Payroll taxes due but unpaid             $    --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                     DATE REGULAR         AMOUNT OF             NUMBER OF                AMOUNT OF
 NAME OF CREDITOR/LESSOR            PAYMENT IS DUE     REGULAR PAYMENT      PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
 -----------------------            --------------     ----------------     --------------------    -------------------

Waterton Printers Square*            6/1/2001            $12,784.41                 0                   $       --
One Wilshire Arcade                  6/1/2001            $24,965.68                 2                   $49,931.36


* Payment made by affiliate, Facilicom International, LLC. On behalf of Debtor.


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending June 30, 2001

                         STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                      3RD PARTY               INTERCOMPANY                TOTAL
                                                         ---------               ------------                -----

    Beginning of month balance                         $106,190,816.31             $35,585.04            $106,226,401.35
    Add: sales on account                              $     10,085.65             $       --            $     10,085.65
    Add: customer credits                              $            --             $       --            $            --
    Add: intercompany activity                         $     (2,909.64)            $53,514.45            $     50,604.81
    Less: collections                                  $   (136,069.97)            $       --            $   (136,069.97)
    Less: offsets                                      $            --             $       --            $            --
    Less: application of customer deposits             $            --             $       --            $            --
                                                       ---------------             ----------            ---------------
    End of month balance                               $106,061,922.35             $89,099.49            $106,151,021.84
                                                       ===============             ==========            ===============


 0-30 Days              31-60 Days              61-90 Days               Over 90 Days           End of Month Total
 ---------              ----------              ----------               ------------           ------------------
$564,802.40           $5,162,980.31           $18,763,351.96            $81,570,787.68           $106,061,922.35


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**


                                                                  3RD PARTY              INTERCOMPANY                TOTAL
                                                                  ---------              ------------                -----

    Beginning of month balance                                   $392,746.01             $7,431,100.24            $7,823,846.25
    Add: sales on account**                                      $ 53,190.60             $          --            $   53,190.60
    Add: intercompany activity
       Expenses paid directly by Parent or Affiliate             $(12,841.34)            $   12,841.34            $          --
       Net cash advanced by Parent or Affiliate                  $        --             $          --            $          --
       Credit extended by Parent or Affiliate                    $        --             $      545.13            $      545.13
       Amounts collected on behalf of Affiliate                  $        --             $          --            $          --
    Less: payments                                               $        --             $          --            $          --
                                                                 -----------             -------------            -------------
    End of month balance                                         $433,095.27             $7,444,486.71            $7,877,581.98
                                                                 ===========             =============            =============


 0-30 Days                  31-60 Days                    61-90 Days              Over 90 Days          End of Month Total
 ---------                  ----------                    ----------              ------------          ------------------
$40,349.26                 $392,746.01                      $ --                      $ --                 $433,095.27


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of June 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $3,759,935.


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                      For The Month Ending: June 30, 2001


                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes             Yes [X]            No [ ]

         2.  FICA withholdings                Yes [X]            No [ ]

         3.  Employee's withholdings          Yes [X]            No [ ]

         4.  Employer's FICA                  Yes [X]            No [ ]

         5.  Federal unemployment taxes       Yes [X]            No [ ]

         6.  State income tax                 Yes [X]            No [ ]

         7.  State employee withholdings      Yes [X]            No [ ]

         8.  All other state taxes                See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        /s/ Henry C. Lyon
                                        ---------------------------------------
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending July 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  623,810.22

RECEIPTS:
     1. Receipts from Operations                                                $          --
         Receipts from Operations (Received by Parent or Affiliates)            $          --
     2. Other Receipts                                                          $          --
         Other Receipts (Received by Parent or Affiliates)                      $   30,000.00
                                                                                -------------

TOTAL RECEIPTS                                                                  $   30,000.00
Less: Receipts received by Parent or Affiliates                                 $  (30,000.00)
                                                                                -------------
ADJUSTED TOTAL RECEIPTS                                                         $          --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $          --
         b. Others                                                              $          --
     4. Taxes
         a. Federal Income Taxes                                                $          --
         b. FICA Withholdings                                                   $          --
         c. Employee's withholdings                                             $          --
         d. Employer's FICA                                                     $          --
         e. Federal Unemployment Taxes                                          $          --
         f. State Income Tax                                                    $          --
         g. State Employee withholdings                                         $          --
         h. All other state taxes                                               $          --

     5. Necessary Expenses
         a. Rent or mortgage payment(s) (Paid by Affiliate)                     $   13,512.72
         b. Utilities                                                           $          --
         c. Insurance (Paid by Parent or Affiliate)                             $     (128.56)
         d. Merchandise bought for manufacture or sell                          $          --
         e. Other necessary expenses
             Employee Expenses                                                  $          --
             Legal Fees                                                         $    5,280.19
                                                                                -------------

TOTAL DISBURSEMENTS                                                             $   18,664.35
Less: Disbursements paid by Parent or Affiliates                                $  (13,384.16)
                                                                                -------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $    5,280.19

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $   (5,280.19)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $          --
                                                                                -------------

ENDING BALANCE IN Bank of America 3751607047                                    $    1,207.30
ENDING BALANCE IN Bank of America 3751567556                                    $  291,140.81
ENDING BALANCE IN Bank of America 2591500124                                    $  279,781.10
ENDING BALANCE IN 00-2662-5 Bank West                                           $    1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                            $      383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                            $    1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                    $   31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                    $    7,582.95
ENDING BALANCE IN Bank of the West                                              $       39.06
ENDING BALANCE IN Mexico Bills                                                  $       35.87
ENDING BALANCE IN Merrill Lynch                                                 $    4,876.15

                                                                                -------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $  618,530.03
                                                                                =============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending July 31, 2001

  DEPOSITED IN AFFILIATE'S BANK ACCOUNT (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)

                     WHERE
  DATE RECEIVED    DEPOSITED          DESCRIPTION                AMOUNT
----------------   ---------  ----------------------------     ----------
Other Receipts:
        07/01/01     WAXS     Sale of NetNet-Germany (LDI)     $30,000.00
                                                               ==========

Parent and Affiliate Abbreviations:
                     WAXS   World Access, Inc.
                     WATP   WA Telecom Products Co., Inc.
                      FCI   Facilicom International, LLC
                      WxC   WorldxChange Communications, Inc.

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending July 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047

DATE DISBURSED       CHECK NUMBER          DESCRIPTION                 AMOUNT
--------------       ------------   -------------------------        ----------
   07/06/01               25        Winstead Secrest & Minick        $ 4,381.22
   07/18/01               26        Winstead Secrest & Minick        $   898.97
                                                                     ----------
                                                                     $ 5,280.19
                                                                     ==========

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending July 31, 2001

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                      $          --
    Add: purchases                           $          --
    Less: goods sold                         $          --
                                             -------------
    Ending inventory                         $          --
                                             =============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period            $          --
    Payroll taxes due but unpaid             $          --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                     DATE REGULAR          AMOUNT OF              NUMBER OF                AMOUNT OF
 NAME OF CREDITOR/LESSOR            PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
------------------------            --------------      ---------------      -------------------      -------------------
Waterton Printers Square*              7/1/2001           $12,784.41                 0                     $       --
One Wilshire Arcade                    7/1/2001           $24,965.68                 3                     $74,897.04

* Payment made by affiliate, Facilicom International, LLC. On behalf of Debtor.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending July 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                           3RD PARTY             INTERCOMPANY               TOTAL
                                                           ---------------         -------------          ---------------
         Beginning of month balance                        $106,061,922.35         $     89,099.49        $106,151,021.84
         Add: sales on account                             $            --         $            --        $            --
         Less: customer credits                            $            --         $            --        $            --
         Add: intercompany activity                        $            --         $     30,000.00        $     30,000.00
         Less: collections                                 $            --         $            --        $            --
         Less: offsets                                     $            --         $            --        $            --
         Less: application of customer deposits            $    (80,163.08)        $            --        $    (80,163.08)
                                                           ---------------         -------------          ---------------
         End of month balance                              $105,981,759.27         $    119,099.49        $106,100,858.76
                                                           ===============         ===============        ===============


  0-30 Days              31-60 Days              61-90 Days            Over 90 Days       End of Month Total
-------------          ---------------        ---------------        ---------------      ------------------
$          --          $    564,802.40        $  6,675,857.29        $ 98,741,099.58        $105,981,759.27

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                        3RD PARTY             INTERCOMPANY               TOTAL
                                                                     ---------------         ---------------        ---------------
         Beginning of month balance                                  $    433,095.27         $  7,444,486.71        $  7,877,581.98
         Add: sales on account**                                     $    144,902.29         $            --        $    144,902.29
         Add: intercompany activity                                                          $            --        $            --
            Expenses paid directly by Parent or Affiliate            $    (13,384.16)        $     13,384.16        $            --
            Net cash advanced by Parent or Affiliate                 $            --         $            --        $            --
            Credit extended by Parent or Affiliate                   $            --         $            --        $            --
            Amounts collected on behalf of Affiliate                 $            --         $            --        $            --
         Less: payments                                              $     (5,280.19)        $            --        $     (5,280.19)
                                                                     ---------------         -------------          ---------------
         End of month balance                                        $    559,333.21         $  7,457,870.87        $  8,017,204.08
                                                                     ===============         ===============        ===============


   0-30 Days             31-60 Days              61-90 Days            Over 90 Days       End of Month Total
---------------        ---------------        ---------------        ---------------      ------------------
$    131,518.13        $     40,349.26        $    387,465.82        $            --        $    559,333.21

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of July 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,556,307.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For The Month Ending: July 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.    Federal income taxes            Yes (X)          No ( )

         2.    FICA withholdings               Yes (X)          No ( )

         3.    Employee's withholdings         Yes (X)          No ( )

         4.    Employer's FICA                 Yes (X)          No ( )

         5.    Federal unemployment taxes      Yes (X)          No ( )

         6.    State income tax                Yes (X)          No ( )

         7.    State employee withholdings     Yes (X)          No ( )

         8.    All other state taxes               See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                      /s/ Henry C. Lyon
                                      -----------------------------------------
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer

                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending August 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                             $  618,530.03

RECEIPTS:
     1. Receipts from Operations                                              $  113,917.74
        Receipts from Operations (Received by Parent or Affiliates)           $5,063,791.67
     2. Other Receipts                                                        $          --
        Other Receipts (Received by Parent or Affiliates)                     $          --
                                                                              -------------

TOTAL RECEIPTS                                                                $5,177,709.41
Less:  Receipts received by Parent or Affiliates                              $(5,063,791.67)
                                                                              -------------
ADJUSTED TOTAL RECEIPTS                                                       $  113,917.74

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                           $          --
        b. Others                                                             $          --
     4. Taxes
        a. Federal Income Taxes                                               $          --
        b. FICA Withholdings                                                  $          --
        c. Employee's withholdings                                            $          --
        d. Employer's FICA                                                    $          --
        e. Federal Unemployment Taxes                                         $          --
        f. State Income Tax                                                   $          --
        g. State Employee withholdings                                        $          --
        h. All other state taxes                                              $          --

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                        $   90,236.07
        b. Utilities                                                          $          --
        c. Insurance (Paid by Parent or Affiliate)                            $       61.83
        d. Merchandise bought for manufacture or sell                         $          --
        e. Other necessary expenses
           Employee Expenses                                                  $          --
           Office Expenses                                                    $    1,216.96
           Legal Fees                                                         $      250.00
                                                                              -------------

TOTAL DISBURSEMENTS                                                           $   91,764.86
Less:  Disbursements paid by Parent or Affiliates                             $  (90,297.90)
                                                                              -------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $    1,466.96

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $  112,450.78

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                       $          --
                                                                              -------------

ENDING BALANCE IN Bank of America 3751607047                                  $    1,207.30
ENDING BALANCE IN Bank of America 3751567556                                  $  403,591.59
ENDING BALANCE IN Bank of America 2591500124                                  $  279,781.10
ENDING BALANCE IN 00-2662-5 Bank West                                         $    1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                          $      383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                          $    1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                  $   31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                  $    7,582.95
ENDING BALANCE IN Bank of the West                                            $       39.06
ENDING BALANCE IN Mexico Bills                                                $       35.87
ENDING BALANCE IN Merrill Lynch                                               $    4,876.15

                                                                              -------------
ENDING BALANCE IN ALL ACCOUNTS                                                $  730,980.81
                                                                              =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending August 31, 2001

Bank:                    Bank of America
Location:                Dallas, Texas
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556

     DATE RECEIVED              DESCRIPTION                           AMOUNT
     -------------              -----------                        -----------
       08/08/01                    Vartec                          $113,917.74
                                                                   -----------
                                                            Total  $113,917.74
                                                                   ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending August 31, 2001


  DEPOSITED IN AFFILIATE'S BANK ACCOUNT (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)

                      WHERE
DATE RECEIVED       DEPOSITED                DESCRIPTION                     AMOUNT
-------------       ---------       ------------------------------       -------------
  08/31/01            FCI           McLeod USA (Primetec customer)       $   91,207.18
  08/31/01            FCI           McLeod USA (Comm/Net customer)       $4,972,584.49
                                                                         -------------
                                                                         $5,063,791.67
                                                                         =============

Parent and Affiliate Abbreviations:
                    WAXS   World Access, Inc.
                    WATP   WA Telecom Products Co., Inc.
                    FCI    Facilicom International, LLC
                    WxC    WorldxChange Communications, Inc.


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending August 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556

 DATE DISBURSED         CHECK NUMBER         DESCRIPTION            AMOUNT
 --------------         ------------      -----------------       ---------
    08/09/01             0000000345       VANGUARD ARCHIVES       $1,216.96
    08/22/01             0000000346       US TRUSTEE PROG         $  250.00
                                                                  ---------
                                                           Total  $1,466.96
                                                                  =========


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending August 31, 2001

STATEMENT OF INVENTORY

Beginning Inventory             $  --
Add: purchases                  $  --
Less: goods sold                $  --
                                -----
Ending inventory                $  --
                                =====

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $  --
Payroll taxes due but unpaid    $  --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR         AMOUNT OF               NUMBER OF                   AMOUNT OF
 NAME OF CREDITOR/LESSOR        PAYMENT IS DUE     REGULAR PAYMENT        PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
-------------------------       --------------     ---------------        -------------------        --------------------
Waterton Printers Square*          8/1/2001          $12,784.41                   0                          $ --
One Wilshire Arcade*               8/1/2001          $24,965.68                   0                          $ --

*        Payment made by affiliate, Facilicom International, LLC. On behalf of
         Debtor.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending August 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                  3RD PARTY              INTERCOMPANY                TOTAL
                                                                  ---------------           -------------          ---------------
                  Beginning of month balance                      $105,981,759.27           $  119,099.49          $106,100,858.76
                  Add: sales on account                           $            --           $          --          $            --
                  Less: customer credits                          $   (200,500.66)          $          --          $   (200,500.66)
                  Add: intercompany activity                      $            --           $5,063,791.67          $  5,063,791.67
                  Less: collections                               $ (5,177,709.41)          $          --          $ (5,177,709.41)
                  Less: offsets                                   $            --           $          --          $            --
                  Less: application of customer deposits          $            --           $          --          $            --
                                                                  ---------------           -------------          ---------------
                  End of month balance                            $100,603,549.20           $5,182,891.16          $105,786,440.36
                                                                  ===============           =============          ===============
                                                                                                                   ===============

       0-30 Days                   31-60 Days                       61-90 Days               Over 90 Days        End of Month Total
       ---------                   ----------                       ----------             ---------------       ------------------
         $ -                          $ -                           $10,085.65             $100,593,463.55       $100,603,549.20

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                     3RD PARTY               INTERCOMPANY             TOTAL
                                                                   ---------------           -------------       ---------------
                  Beginning of month balance                       $    559,333.21           $7,457,870.87       $  8,017,204.08
                  Add: sales on account**                          $     16,867.83           $          --       $     16,867.83
                  Add: intercompany activity
                    Expenses paid directly by Parent or Affiliate  $    (90,297.90)          $   90,297.90       $            --
                    Net cash advanced by Parent or Affiliate       $           --            $         --        $            --
                    Credit extended by Parent or Affiliate         $           --            $         --        $            --
                    Amounts collected on behalf of Affiliate       $           --            $         --        $            --
                  Less: payments                                   $     (1,466.96)          $          --       $     (1,466.96)
                                                                   ---------------           -------------       ---------------
                  End of month balance                             $    484,436.18           $7,548,168.77       $  8,032,604.95
                                                                   ===============           =============       ===============

       0-30 Days                          31-60 Days                        61-90 Days         Over 90 Days      End of Month Total
       ---------                         ------------                       ----------         ------------      ------------------
         $ -                            $ 105,183.42                       $25,910.85         $353,341.91          $484,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of August 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,647,970.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For The Month Ending: August 31, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.     Federal income taxes                 Yes (X)         No ( )

       2.     FICA withholdings                    Yes (X)         No ( )

       3.     Employee's withholdings              Yes (X)         No ( )

       4.     Employer's FICA                      Yes (X)         No ( )

       5.     Federal unemployment taxes           Yes (X)         No ( )

       6.     State income tax                     Yes (X)         No ( )

       7.     State employee withholdings          Yes (X)         No ( )

       8.     All other state taxes                     See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                              /s/ Henry C. Lyon
                              -------------------------------------------------
                              For the Debtor In Possession

                              Henry C. Lyon
                              Designated Officer

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending September 30, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                               $  730,980.81
     Add:  Checks voided during period                                          $   35,982.91
                                                                                -------------
Adjusted Beginning Balance in All Accounts                                      $  766,963.72

RECEIPTS:
     1. Receipts from Operations                                                $          --
         Receipts from Operations (Received by Parent or Affiliates)            $   27,972.79
     2. Other Receipts                                                          $          --
                                                                                -------------
TOTAL RECEIPTS                                                                  $   27,972.79
Less:  Receipts received by Parent or Affiliates                                $  (27,972.79)
                                                                                -------------
ADJUSTED TOTAL RECEIPTS                                                         $          --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $          --
         b. Others                                                              $          --
     4. Taxes
         a. Federal Income Taxes                                                $          --
         b. FICA Withholdings                                                   $          --
         c. Employee's withholdings                                             $          --
         d. Employer's FICA                                                     $          --
         e. Federal Unemployment Taxes                                          $          --
         f. State Income Tax                                                    $          --
         g. State Employee withholdings                                         $          --
         h. All other state taxes                                               $          --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                         $   12,152.20
         b. Utilities                                                           $          --
         c. Insurance (Paid by Parent or Affiliate)                             $          --
         d. Merchandise bought for manufacture or sell                          $          --
         e. Other necessary expenses                                            $          --
             Employee Expenses                                                  $          --
             Office Expenses                                                    $      608.48
             Legal Fees                                                         $    9,750.00
                                                                                -------------

TOTAL DISBURSEMENTS                                                             $   22,510.68
Less:  Disbursements paid by Parent or Affiliates                               $  (12,152.20)
                                                                                -------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $   10,358.48

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $  (10,358.48)

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                          $5,063,791.67
                                                                                -------------

ENDING BALANCE IN Bank of America 3751607047                                    $4,973,791.79
ENDING BALANCE IN Bank of America 3751567556                                    $  503,221.77
ENDING BALANCE IN Bank of America 2591500124                                    $  296,982.53
ENDING BALANCE IN 00-2662-5 Bank West                                           $    1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                            $      383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                            $    1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                    $   31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                    $    7,582.95
ENDING BALANCE IN Bank of the West                                              $       39.06
ENDING BALANCE IN Mexico Bills                                                  $       35.87
ENDING BALANCE IN Merrill Lynch                                                 $    4,876.15
                                                                                -------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $5,820,396.91
                                                                                =============


                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                    For the Month Ending September 30, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047


DATE RECEIVED                             DESCRIPTION                                         AMOUNT
-------------                             -----------                                         ------
   09/17/01         Caprock Receipt transferred from Facilicom Bank Account                $4,972,584.49
                                                                                           -------------
                                                                                           $4,972,584.49
                                                                                           =============


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                    For the Month Ending September 30, 2001

Bank:                    Bank of America
Location:                Dallas, Texas
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


DATE RECEIVED                         DESCRIPTION                                          AMOUNT
-------------                         -----------                                          ------
  09/17/01         Caprock Receipt transferred from Facilicom Bank Account               $91,207.18
                                                                                         ----------
                                                                                   Total $91,207.18
                                                                                         ==========


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                    For the Month Ending September 30, 2001


 DEPOSITED IN AFFILIATE'S BANK ACCOUNT (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)


                            WHERE
DATE RECEIVED             DEPOSITED                    DESCRIPTION                       AMOUNT
-------------             ---------                    -----------                       ------
  09/10/01                   FCI                   NTS Communications                  $27,972.79
                                                                                       ----------
                                                                                       $27,972.79
                                                                                       ==========


Parent and Affiliate Abbreviations:
         WAXS     World Access, Inc.
         WATP     WA Telecom Products Co., Inc.
         FCI      Facilicom International, LLC
         WxC      WorldxChange Communications, Inc.


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending September 30, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


DATE DISBURSED         CHECK NUMBER             DESCRIPTION                        AMOUNT
--------------         ------------             -----------                        ------
  09/21/01              0000000347           VANGUARD ARCHIVES                   $   608.48
  09/21/01              0000000348           US TRUSTEE PROG                     $ 9,750.00
                                                                                 ----------
                                                                          Total  $10,358.48
                                                                                 ==========


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                    For the Month Ending September 30, 2001


STATEMENT OF INVENTORY
    Beginning Inventory                      $   --
    Add: purchases                           $   --
    Less: goods sold                         $   --
                                             ------
    Ending inventory                         $   --
                                             ======

PAYROLL INFORMATION STATEMENT
    Gross payroll for this period            $   --
    Payroll taxes due but unpaid             $   --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                     DATE REGULAR               AMOUNT OF               NUMBER OF                  AMOUNT OF
 NAME OF CREDITOR/LESSOR            PAYMENT IS DUE           REGULAR PAYMENT        PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
 -----------------------            --------------           ----------------       --------------------       -------------------

Waterton Printers Square*              9/1/2001                $ 12,784.41                   0                         $ --
One Wilshire Arcade*                   9/1/2001                $ 24,965.68                   0                         $ --


* Payment made by affiliate, Facilicom International, LLC. On behalf of Debtor.


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                      For the Month Ending September, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                       3RD PARTY               INTERCOMPANY                TOTAL
                                                          ---------               ------------                -----

    Beginning of month balance                         $100,603,549.20           $ 5,182,891.16          $105,786,440.36
    Add: sales on account                              $            --           $           --          $            --
    Add: customer credits                              $            --           $           --          $            --
    Add: intercompany activity                         $            --           $(5,063,791.67)         $ (5,063,791.67)
    Less: collections                                  $    (27,972.79)          $    27,972.79          $            --
    Less: offsets                                      $            --           $           --          $            --
    Less: application of customer deposits             $            --           $           --          $            --
                                                       ---------------           --------------          ---------------
    End of month balance                               $100,575,576.41           $   147,072.28          $100,722,648.69
                                                       ===============           ==============          ===============


0-30 Days              31-60 Days                61-90 Days              Over 90 Days              End of Month Total
---------              ----------                ----------              ------------              ------------------
  $ --                $(1,715.23)                   $ --               $100,577,291.64              $100,575,576.41


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                                3RD PARTY            INTERCOMPANY              TOTAL
                                                                ---------            ------------              -----

    Beginning of month balance                                 $484,436.18           $7,548,168.77          $8,032,604.95
    Add: sales on account**                                    $ 22,510.68           $          --          $   22,510.68
    Add: intercompany activity                                          --           $          --          $          --
       Expenses paid directly by Parent or Affiliate           $(12,152.20)          $   12,152.20          $          --
       Net cash advanced by Parent or Affiliate                $        --           $          --          $          --
       Credit extended by Parent or Affiliate                  $        --           $          --          $          --
       Amounts collected on behalf of Affiliate                $        --           $          --          $          --
    Less: payments                                             $(10,358.48)          $          --          $  (10,358.48)
                                                               -----------           -------------          -------------
    End of month balance                                       $484,436.18           $7,560,320.97          $8,044,757.15
                                                               ===========           =============          =============


0-30 Days               31-60 Days             61-90 Days            Over 90 Days           End of Month Total
---------               ----------             ----------            ------------           ------------------
 $ --                     $ --                $105,183.42            $379,252.76               $484,436.18


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of September 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,700,474.


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                   For The Month Ending: September 30, 2001


                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes              Yes [X]              No [ ]

         2.  FICA withholdings                 Yes [X]              No [ ]

         3.  Employee's withholdings           Yes [X]              No [ ]

         4.  Employer's FICA                   Yes [X]              No [ ]

         5.  Federal unemployment taxes        Yes [X]              No [ ]

         6.  State income tax                  Yes [X]              No [ ]

         7.  State employee withholdings       Yes [X]              No [ ]

         8.  All other state taxes                   See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    /s/ Henry C. Lyon
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending October 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                       $   5,820,396.91

RECEIPTS:
 1. Receipts from Operations                                            $             --
 2. Other Receipts                                                      $             --
                                                                        ----------------

TOTAL RECEIPTS                                                          $             --

DISBURSEMENTS
 3. Net Payroll
  a. Officers                                                           $             --
  b. Others                                                             $             --
 4. Taxes
  a. Federal Income Taxes                                               $             --
  b. FICA Withholdings                                                  $             --
  c. Employee's withholdings                                            $             --
  d. Employer's FICA                                                    $             --
  e. Federal Unemployment Taxes                                         $             --
  f. State Income Tax                                                   $             --
  g. State Employee withholdings                                        $             --
  h. All other state taxes                                              $             --

 5. Necessary Expenses
  a. Rent or mortgage payment(s) (Paid by Parent or Affiliate)          $      12,784.41
  b. Utilities                                                          $             --
  c. Insurance                                                          $             --
  d. Merchandise bought for manufacture or sell                         $             --
  e. Other necessary expenses
     Office Expenses                                                    $       9,032.44
                                                                        ----------------

TOTAL DISBURSEMENTS                                                     $      21,816.85
Less:  Disbursements paid by Parent or Affiliates                       $     (12,784.41)
                                                                        ----------------
ADJUSTED TOTAL DISBURSEMENTS                                            $       9,032.44

                                                                        ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                     $      (9,032.44)

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                  $      27,972.79
                                                                        ----------------

ENDING BALANCE IN Bank of America 3751607047                            $   4,992,854.44
ENDING BALANCE IN Bank of America 3751567556                            $     503,099.47
ENDING BALANCE IN Bank of America 2591500124                            $     296,982.53
ENDING BALANCE IN 00-2662-5 Bank West                                   $       1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                    $         383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                    $       1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                            $      31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                            $       7,582.95
ENDING BALANCE IN Bank of the West                                      $          39.06
ENDING BALANCE IN Mexico Bills                                          $          35.87
ENDING BALANCE IN Merrill Lynch                                         $       4,876.15

                                                                        ----------------
ENDING BALANCE IN ALL ACCOUNTS                                          $   5,839,337.26
                                                                        ================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending October 31, 2001

Bank:               Bank of America
Location:           Dallas, TX
Account Name:       Customer Connection Analyzed Checking
Account Number:     3751607047


DATE DISBURSED      CHECK NUMBER     DESCRIPTION                  AMOUNT
--------------      ------------     -----------                  ------
   10/29/01              27              SWBT                   $ 8,910.14

                                                                -----------
                                                       Total    $ 8,910.14
                                                                ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending October 31, 2001

Bank:                Bank of America
Location:            Dallas, TX
Account Name:        Customer Connection Analyzed Checking
Account Number:      3751567556


DATE DISBURSED       CHECK NUMBER      DESCRIPTION            AMOUNT
--------------       ------------      -----------            ------
   10/29/01         0000000349SWBT                            $122.30

                                                              -------
                                                       Total  $122.30
                                                              =======


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending October 31, 2001

STATEMENT OF INVENTORY

 Beginning Inventory                    $       --
 Add: purchases                         $       --
 Less: goods sold                       $       --
                                        ----------
 Ending inventory                       $       --
                                        ==========

PAYROLL INFORMATION STATEMENT

 Gross payroll for this period          $       --
 Payroll taxes due but unpaid           $       --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                   DATE REGULAR         AMOUNT OF            NUMBER OF                     AMOUNT OF
 NAME OF CREDITOR/LESSOR          PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT          PAYMENTS DELINQUENT
 -----------------------          --------------     ---------------     -------------------         -------------------

 Waterton Printers Square*           Monthly           $ 12,784.41              0                            $    --
 One Wilshire Arcade*                Monthly           $ 24,965.68              0                            $    --


 * Payment made by affiliate, Facilicom International, LLC. On behalf of Debtor.



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending October 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY              INTERCOMPANY                TOTAL
                                                              -------------------------------------------------------------------
         Beginning of month balance                           $ 100,575,576.41          $  147,072.28          $   100,722,648.69
         Add: sales on account                                $             --          $          --          $               --
         Add: customer credits                                $             --          $          --          $               --
         Add: intercompany activity                           $             --          $  (27,972.79)         $       (27,972.79)
         Less: collections                                    $             --          $          --          $               --
         Less: offsets                                        $             --          $          --          $               --
         Less: application of customer deposits               $     (64,699.35)         $          --          $       (64,699.35)
                                                              ----------------          -------------          ------------------
         End of month balance                                 $ 100,510,877.06          $  119,099.49          $   100,629,976.55
                                                              ================          =============          ==================

         0-30 Days           31-60 Days      61-90 Days       Over 90 Days         End of Month Total
         ---------           ----------      ----------       ------------         ------------------
         $      --           $      --       $      --        $100,510,877.06       $ 100,510,877.06


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                   3RD PARTY             INTERCOMPANY                TOTAL
                                                              --------------------------------------------------------------------
         Beginning of month balance                           $     484,436.18           $7,560,320.97          $     8,044,757.15
         Add: sales on account**                              $      71,816.85           $          --          $        71,816.85
         Add: intercompany activity
            Expenses paid directly by Parent or Affiliate     $     (12,784.41)          $   12,784.41          $               --
            Net cash advanced by Parent or Affiliate          $             --           $          --          $               --
            Credit extended by Parent or Affiliate            $             --           $          --          $               --
            Amounts collected on behalf of Affiliate          $             --           $          --          $               --
         Less: payments                                       $      (9,032.44)          $          --          $        (9,032.44)
                                                              ----------------           -------------          ------------------
         End of month balance                                 $     534,436.18           $7,573,105.38          $     8,107,541.56
                                                              ================           =============          ==================


         0-30 Days           31-60 Days      61-90 Days       Over 90 Days         End of Month Total
         ---------           ----------      ----------       ------------         ------------------
         $38,588.64          $11,411.36      $      --        $ 484,436.18           $ 534,436.18

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded.If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above.As of October 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For The Month Ending: October 31, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                 Yes (X)              No ()

2. FICA withholdings                    Yes (X)              No ()

3. Employee's withholdings              Yes (X)              No ()

4. Employer's FICA                      Yes (X)              No ()

5. Federal unemployment taxes           Yes (X)              No ()

6. State income tax                     Yes (X)              No ()

7. State employee withholdings          Yes (X)              No ()

8. All other state taxes                See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States.No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                      /s/ Henry C. Lyon
                                      --------------------------------------
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer



                            OPERATING REPORT Page 7